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                       BERGER IPT - LARGE CAP GROWTH FUND

                       SUPPLEMENT DATED DECEMBER 18, 2001
                         TO PROSPECTUS DATED MAY 1, 2001


Effective December 28, 2001, Berger LLC Vice President and Portfolio Manager Steven L. Fossel will be appointed the sole portfolio manager of Berger IPT - Large Cap Growth Fund. Currently, Mr. Fossel and Berger LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III team manage the Fund.

The section "Organization of the Fund" of the Prospectus is amended accordingly.